[Korea Fund logo]

The Korea Fund, Inc.

Annual Report

June 30, 2002

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment in Korean securities

Investment Characteristics

• investments in a broad spectrum of Korean industries

• closed-end investment company

• first United States investment company authorized to invest in Korean securities

• a vehicle for international diversification through participation in the Korean economy

• a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank, N.A. - Seoul office

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - KF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Directors and Officers

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

Posting 24.80 percent increase in local currency terms and 35.11 percent increase in U.S. dollar terms, the KOSPI Index was among the strongest stock markets in the world for the one-year period ended June 30, 2002. The Korea Fund's total return based on net asset value (NAV) was 56.39 percent for the one-year period ended June 30, 2002, significantly outpacing its benchmark. The fund's share price on the New York Stock Exchange closed at $16.44 per share, representing a discount of 18.61 percent to NAV on that date. The fund's total return based on share price was 56.71 percent for the one-year period ended June 30, 2002.

Consumer Proves Vital to Korean Economy

In the last report, we discussed several factors that have contributed to a stronger economy in Korea, with improving consumer confidence playing a key role. These trends have persisted. Indeed, strong domestic consumption along with an increased regional appetite for Korean exports depleted inventory and triggered increased production over the past year. Corporate profits remained healthy. Economic growth as measured by gross domestic product is now close to six percent, and the rate for 2002 is expected to be around five to six percent. Domestic demand has remained strong due to a combination of rising income, lower interest rates, credit expansion and improving consumer confidence, reinforced by optimism over structural reform. Finally, the way of life for business in Korea has been altered fundamentally by the taming of the influence exerted by the chaebols - overextended, state-backed conglomerates whose priorities typically do not include shareholder value. Since 1998, roughly half of the Korean chaebols have been either downsized or eliminated altogether.

Toward the end of the period under review, however, the influence of the strong consumer demand in the Korean markets slackened somewhat. While the Korean economic recovery is not heavily dependent on an upturn in U.S. technology investments, improvements in this sector will reinforce any complete recovery. Severe weakness in the U.S. stock market, particularly in the technology sector, had a negative impact on Korea's market. Political uncertainty with the upcoming presidential election and the investigations and indictment of some of President Kim Dae Jung's family members also contributed to the enhanced volatility in recent months.

Fund Performance and Strategy

The fund has been well-positioned to take advantage of the strong Korean economy and markets. We had aggressively added blue chip stocks last year in a defensive response to various global factors. As a result, several positions were overweight relative to the benchmark, which contributed strongly to performance when these equities rallied. For example, Kookmin Bank, fueled in part by merger euphoria, was up 127.4 percent for the period, and our stake there was 5.26 percent heavier than the index's. Similarly, Samsung Fire & Marine Insurance and LG Home Shopping contributed significantly to returns. We also experienced success with turnaround-story Hyundai Department Store, which was up 132.9 percent for the one-year period. This company continues to benefit from exceptionally strong domestic consumer demand and the resulting revenue growth. Our relative performance was also helped by our underweight in or absence from select poorly performing, large capitalization stocks such as Korea Electric Power.

Our strategy has not changed. We remain overweighted in financials, where corporate reform is increasingly apparent. Accounting transparency is key in these cases. This is an issue which has taken on global significance given a number of highly publicized accounting scandals, especially in the United States We also focus on businesses that stand to benefit from strong consumer demand, such as retailers.

As announced in recent communications, Zurich Scudder Investments, Inc. was acquired by Deutsche Bank AG in April. While the investment management, philosophy, objective and processes of The Korea Fund were not affected by this development, the new investment owner provides broader research capabilities and resources. This enhancement is important in an equity market that is still quite young and where research coverage is light. While a handful of the largest Korean companies are regularly researched by analysts worldwide, countless lesser-known businesses have demonstrated strong earnings capabilities. Our expanded capabilities reinforce our focus on fundamental research that seeks to identify attractively valued, well-managed companies with strong balance sheets and solid prospects for long-term growth.

Trendsetting and Outlook

We are monitoring the broadband industry in Korea carefully, because there are very interesting opportunities in this sector. Sixty percent of South Korea's households access the Internet via broadband, which is the highest household penetration in the world. We expect this to increase significantly in the near future. It is noteworthy that such penetration is only at 45 percent in the United States The transformation of Seoul's suburbia into a truly digital city could be globally trend-setting. Plans are in the works for the citizens of Seongnam to be able to use digital mobile phones to pay for all purchases within the city, including from vending machines.

There is some concern that the recent weakening of the U.S. dollar will hurt Korean exports - the corresponding strengthening of the won could render Korean exports more expensive and dampen economic growth. Of greater concern is the potential for higher inflation, as economic growth in Korea continues at a strong clip. The central bank appears to be addressing this situation, having already raised interest rates. Korea continues to open its economy, both domestically and internationally. As it diversifies its export markets, it becomes increasingly less dependent on developments in the United States It is ideally located to benefit from resurgent growth in the Pacific Basin, and already China has become its second largest export market. Finally, although the political noise around the upcoming presidential election will likely be acute over the near term, we believe reform will proceed regardless of any shifts in the political makeup of the country. We continue to see more shareholder-oriented practices being adopted by management, which over the long term enhance transparency and profitability, regardless of currency dynamics or politics.

We appreciate your continued support of The Korea Fund. We take pride in our family of closed-end funds and look forward to answering any questions you may have about them. Please feel free to contact our Shareholder Services/Information Line at (800) 349-4281.

Sincerely,
/s/ Nicholas Bratt
/s/ Richard T. Hale

Nicholas Bratt President and Director	Richard T. Hale Chairman of the Board and Director

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for The Korea Fund, Inc. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Germany Fund, The New Germany Fund and The Central European Equity Fund.

Korean Advisor

Effective July 9, 2002, Deutsche Investments Trust Management Company Limited, an affiliate of Deutsche Investment Management Americas Inc., serves as subadvisor to the fund. Deutsche Investments Trust Management Company Limited renders investment advisory and management services with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management. The staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

A Team Approach to Investing

The Korea Fund, Inc. is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Lead Portfolio Manager John J. Lee has set the fund's investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Portfolio Manager Nicholas Bratt has been a member of the fund team since since inception of the fund in 1984, and has over 27 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Portfolio Management Group.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 37. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such times and in such amounts as the Manager believes will further the achievement of the fund's objectives and depending on market conditions, available funds, regulatory requirements and alternative investment opportunities. During the year ended June 30, 2002, 75,000 fund shares were purchased by the fund.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Policy Effective July 31, 2002:

The fund's investment policy and supporting disclosure was changed to the following, effective July 31, 2002:

It is the policy of the fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed on the Korea Stock Exchange. The Board will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

Investment Summary as of June 30, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-7.07	-	-2.60	-	-8.39	-	-22.04	-
One Year	56.71	56.71	56.39	56.39	35.11	35.11	24.80	24.80
Three Year	28.65	8.76	32.63	9.87	-18.95	-6.76	-15.89	-5.60
Five Year	29.74	5.35	77.64	12.18	-26.61	-6.00	-.36	-.07
Ten Year	115.42	7.98	155.24	9.82	-11.50	-1.21	34.54	3.01

Per Share Information and Returns (a)
	Yearly periods ended June 30

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	11.40	18.66	19.89	18.52	13.22	5.63	17.72	20.04	13.01	20.20
Income Dividends ($)	.04	.01	-	.06	-	-	-	-	.18	-
Capital Gains Distributions ($)	.20	-	.15	.36	.60	-	-	-	1.41	.12
Total Return (%)	8.20	63.77	13.00	-5.09	-24.40	-57.41	214.74	13.09	-25.01	56.39

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c) KOSPI in local terms.

KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of June 30, 2002

Asset Allocation	6/30/02	6/30/01

Common Stocks	84%	81%
Preferred Stocks	10%	6%
Cash Equivalents	3%	9%
Corporate Bonds	3%	3%
Convertible Bonds	-	1%
	100%	100%

Sector Diversification (Sector breakdown of the Fund's equity securities)	6/30/02	6/30/01

Financial	26%	23%
Technology	24%	20%
Communications	17%	18%
Consumer Discretionary	7%	8%
Manufacturing	7%	7%
Metals & Minerals	6%	4%
Consumer Staples	5%	7%
Durables	4%	5%
Utilities	1%	2%
Other	3%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2002 (66.1% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	15.0%
2. Kookmin Bank Provider of commercial banking services	11.8%
3. SK Telecom Co., Ltd. Provider of mobile telecommunications services	9.7%
4. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	7.7%
5. POSCO Manufacturer of hot and cold rolled steel products	5.5%
6. LG Home Shopping, Inc. Operator of cable television shopping channel	3.9%
7. Samsung Electro-Mechanics Co., Ltd. Manufacturer of precision electronic parts	3.7%
8. KT Freetel Provider of personal communication services	3.1%
9. KT Corp. Provider of telecommunications services	2.9%
10. Hyundai Motor Co., Ltd. Manufacturer and seller of cars, trucks and commercial vehicles	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002

	Shares	Value ($)
Common Stocks 84.2%
Communications 15.8%
Cellular Telephone 12.9%
KT Freetel*	877,047	28,870,375
SK Telecom Co., Ltd.	337,990	75,717,627
SK Telecom Co., Ltd. (ADR)	608,135	15,075,667
		119,663,669
Telephone/Communications 2.9%
KT Corp.	406,240	16,310,384
KT Corp. (ADR)	495,050	10,717,833
		27,028,217
Consumer Discretionary 6.2%
Department & Chain Stores 1.5%
Shinsegae Co., Ltd.	80,003	13,566,594
Hotels & Casinos 0.9%
Hotel Shilla Co., Ltd.	308,391	1,612,452
Kangwon Land, Inc.	50,000	6,670,823
		8,283,275
Specialty Retail 3.8%
LG Home Shopping, Inc. (b)	332,900	36,527,681
Consumer Staples 4.5%
Alcohol & Tobacco 1.9%
Hite Brewery Co., Ltd.	50,000	3,083,957
Korea Tobacco and Ginseng Corp.	652,870	8,466,145
Korea Tobacco and Ginseng Corp. (GDR)	890,000	5,788,115
		17,338,217
Food & Beverage 2.3%
Cheil Jedang Corp. (b)	99,606	4,069,522
Nam Yang Dairy Products Co., Ltd. (b)	43,390	11,920,528
Nhong Shim Co., Ltd.	93,601	5,874,377
		21,864,427
Textiles 0.3%
BYC Co., Ltd. (b)	39,530	1,718,553
Tae Kwang Industry Co., Ltd.	6,720	745,736
		2,464,289
Durables 1.1%
Tires
Hankook Tire Co., Ltd.*	3,335,275	6,820,263
Nexen Tire Corp.	400,000	3,325,021
		10,145,284
Energy 0.8%
Oil & Gas Production
S-Oil Corp.	454,000	7,868,579
Financial 23.0%
Banks 14.1%
Kookmin Bank	994,184	48,262,964
Kookmin Bank (ADR)	1,257,217	61,792,216
Koram Bank Ltd.*	1,365,000	12,197,631
Koram Bank Ltd. (GDR)*	363,700	3,236,930
Shinhan Financial Group Co., Ltd. (GDR)	208,798	5,741,945
		131,231,686
Insurance 6.7%
Oriental Fire & Marine Insurance Co.	211,660	2,243,279
Samsung Fire & Marine Insurance Co., Ltd.	979,625	60,259,559
		62,502,838
Other Financial Companies 2.2%
Dongwon Securities Co., Ltd.	147,543	829,086
Good Morning Securities Co., Ltd.*	1,900,000	9,097,257
Hankang Restructuring Fund (e)	1,724,310	3,010,017
Kookmin Credit Card Co., Ltd.	100,000	3,503,741
Samsung Securities Co., Ltd.*	130,000	3,717,373
		20,157,474
Health 0.2%
Health Industry Services
LG Household & Health Care Ltd.	51,511	1,547,899
Manufacturing 5.9%
Chemicals 1.5%
LG Chemical Investment Ltd.	94,362	1,023,628
LG Chemical Ltd.	212,486	7,683,409
Samsung Fine Chemicals Co., Ltd.	425,000	5,652,535
		14,359,572
Containers & Paper 0.0%
Dae Young Packaging Co., Ltd.* (b)	206,191	197,107
Diversified Manufacturing 3.2%
Anycell, Inc.* (b) (f) (g)	1,250,000	2,078,138
Daeyang E&C Ltd.	1,084,396	7,815,223
Halla Climate Control Co.	60,000	2,688,279
Hyundai Heavy Industries*	475,000	9,930,382
Hyundai Mobis*	350,480	7,399,993
Samsung Heavy Industries Co., Ltd.*	2,000	7,315
		29,919,330
Electrical Products 0.6%
Hankuk Electric Glass Co., Ltd.	92,000	5,284,456
Machinery/Components/Controls 0.5%
HS R&A Co., Ltd.	192,400	1,242,683
Samsung Climate Control Co., Ltd. (b)	827,630	3,267,866
		4,510,549
Specialty Chemicals 0.1%
Korea Fine Chemical Co.	83,333	1,288,440
Media 0.5%
Advertising 0.2%
Cheil Communications, Inc.	17,000	1,780,549
Cable Television 0.3%
Qrix Networks, Inc.* (f) (g)	120,000	2,493,766
Metals & Minerals 5.5%
Steel & Metals
Aldex Co., Ltd.	500,000	623,441
POSCO	443,430	49,208,566
POSCO (ADR)	72,608	1,980,020
		51,812,027
Service Industries 1.5%
Miscellaneous Commercial Services 1.1%
S1 Corp.	564,270	10,975,825
Miscellaneous Consumer Services 0.4%
Korea Information & Communications Co., Ltd.*	486,849	3,419,679
Technology 18.7%
Diverse Electronic Products 0.7%
Dae Duck Electronics Co., Ltd.	360,901	3,330,009
Partners, Inc.* (b) (f) (g)	105,579	1,396,509
SE Co., Ltd.* (b) (f) (g)	636,950	1,662,530
		6,389,048
Electronic Components/Distributors 18.0%
Jahwa Electronics Co., Ltd.	712,460	5,809,836
Samsung Electro-Mechanics Co., Ltd. (b)	627,005	30,386,028
Samsung Electronics Co., Ltd.	414,259	113,292,777
Samsung SDI Co., Ltd.	245,306	19,004,588
		168,493,229
Utilities 0.5%
Electric Utilities
Korea Electric Power Corp.	260,000	4,754,780
Total Common Stocks (Cost $395,070,046)		785,868,486
Preferred Stocks 9.7%
Consumer Discretionary 0.7%
Department & Chain Stores 0.7%
Shinsegae Co., Ltd.	55,784	6,631,016
Hotels & Casinos 0.0%
Hotel Shilla Co., Ltd.	32,070	138,357
Consumer Staples 0.7%
Food & Beverage
Cheil Jedang Corp. (b)	297,200	4,187,481
Cheil Jedang Corp. (2nd) (b)	50,335	1,092,056
Cheil Jedang Corp. (3rd) (b)	30,201	622,598
Nam Yang Dairy Products Co., Ltd. (b)	1,160	196,226
		6,098,361
Durables 2.7%
Automobiles
Hyundai Motor Co., Ltd. (GDR)	3,020,000	17,365,000
Hyundai Motor Co., Ltd. (2nd)	738,593	8,441,940
		25,806,940
Energy 0.0%
Oil & Gas Production
S-Oil Corp.	32,040	431,461
Financial 1.7%
Insurance 1.2%
Samsung Fire & Marine Insurance Co., Ltd.	533,850	11,826,353
Other Financial Companies 0.5%
Dongwon Securities Co., Ltd.	335,860	1,125,117
Dongwon Securities Co., Ltd. (2nd)	186,020	590,687
LG Investment and Securities Co., Ltd.	470,000	2,574,647
		4,290,451
Health 0.1%
Health Industry Services
LG Household & Health Care Ltd.	46,788	770,077
Manufacturing 0.3%
Chemicals
LG Chemical Ltd.	193,003	2,566,956
Technology 3.5%
Electronic Components/Distributors
Samsung Electro-Mechanics Co., Ltd. (b)	180,000	4,473,815
Samsung Electronics Co., Ltd.	198,201	26,855,165
Samsung SDI Co., Ltd.	34,318	1,387,839
		32,716,819
Total Preferred Stocks (Cost $41,270,604)		91,276,791

	Principal Amount ($)	Value ($)
Corporate Bonds 2.5%
Consumer Staples 0.0%
Haitai Confectionary Loan Certificates, 11/28/2009 (f) (i)	107,345,702	65,574
Financial 1.4%
Korea Exchange Bank, 13.75%, 6/30/2010 U.S.$	10,000,000	12,050,000
Woori Financial Holdings Co., Ltd., 5.0%, 7/16/2003 (f)	1,381,510,000	1,130,996
		13,180,996
Utilities 1.1%
Korea Electric Power Corp., 6.375%, 12/1/2003 U.S.$	10,000,000	10,422,000
Total Corporate Bonds (Cost $20,193,984)		23,668,570
Convertible Bonds 0.3%
Durables 0.3%
Tires
Hankook Tire Co., Ltd., Zero Coupon with 5.83% bonus interest at maturity, 12/31/2002 (d) (f)	1,890,000,000	2,308,746
Technology 0.0%
Diverse Electronic Products
SE Co., Ltd., 4.0%, with 38.61% bonus interest at maturity, 12/31/2003 (d) (f) (g)	500,000,000	415,628
Total Convertible Bonds (Cost $2,620,573)		2,724,374

	Shares	Value ($)
Warrants 0.1%
Financial
Other Financial Companies
Woori Financial Holdings Co., Ltd.* (Cost $0) (f)	276,302	630,891

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 1.93% (c) (Cost $30,320,126)	30,320,126	30,320,126
Total Investment Portfolio - 100.0% (Cost $489,475,333) (a)		934,489,238

* Non-income producing security.
(a) The cost for federal income tax purposes was $491,745,373. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $442,743,865. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $467,007,948 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,264,083.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.
(e) Managed by Deutsche Investment Management Americas Inc.
(f) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $12,182,778 (1.2% of net assets at June 30, 2002 and 2.3% at June 30, 2001). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2002 aggregated $11,581,704. The securities may also have certain restrictions as to resale.
(g) Included in (f) above are restricted securities with a value which aggregated $8,046,571 (.80% of net assets) at June 30, 2002. No quoted market price exists for these private placement securities.
The issuers of these securities have given the Fund a put option, payable on demand. Information concerning such private placement securities at June 30, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Anycell, Inc.	12/22/2000	2,020,774
Partners, Inc.	7/29/2000	1,504,365
Qrix Networks, Inc.	7/28/2000	2,686,367
SE Co., Ltd. (convertible bond)	12/22/2000	404,154
SE Co., Ltd. (equity)	12/22/2000	1,616,637
		8,232,297

(h) Principal amount stated in Korean Won unless otherwise noted. U.S.$ represents United States Dollars.
(i) Company in restructuring process, principal only subject to repayment.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002
Assets
Investments in securities, at value: Unaffiliated issuers (cost $441,470,119)	$ 830,692,600
Affiliated issuers (cost $48,005,214)	103,796,638
Total investments in securities, at value (cost $489,475,333)	934,489,238
Korean Won, at value (cost $41,116,577)	43,641,706
Receivable for investments sold	25,592,609
Dividends receivable	6,269,668
Interest receivable	862,186
Total assets	1,010,855,407
Liabilities
Payable for investments purchased	849,140
Accrued management fee	799,000
Other accrued expenses and payables	326,539
Total liabilities	1,974,679
Net assets, at value	$ 1,008,880,728
Net Assets
Net assets consist of: Undistributed net investment income	8,099,620
Net unrealized appreciation (depreciation) on: Investments	445,013,905
Won related transactions	2,842,733
Accumulated net realized gain (loss)	31,641,896
Cost of 75,000 shares held in treasury	(745,506)
Paid-in capital	522,028,080
Net assets, at value	$ 1,008,880,728
Net Asset Value per share ($1,008,880,728 / 49,939,049 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 20.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2002
Investment Income
Income: Dividends - Unaffiliated issuers (net of foreign taxes withheld of $2,308,600)	$ 10,801,105
Dividends - Affiliated issuers (net of foreign taxes withheld of $270,590)	1,374,682
Interest - Unaffiliated issuers (net of foreign taxes withheld of $39,629)	3,348,448
Total Income (net of foreign taxes withheld of $2,618,819)	15,524,235
Expenses: Management fee	8,109,110
Services to shareholders	45,161
Custodian and accounting fees	1,142,255
Auditing	166,192
Legal	173,500
Directors' fees and expenses	99,481
Reports to shareholders	30,941
Other	204,999
Total expenses, before expense reductions	9,971,639
Expense reductions	(53,600)
Total expenses, after expense reductions	9,918,039
Net investment income (loss)	5,606,196
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	25,643,606
Investments - Affiliated issuers	9,561,022
Won related transactions	2,542,733
37,747,361
Net unrealized appreciation (depreciation) during the period on: Investments	318,735,886
Won related transactions	2,903,356
321,639,242
Net gain (loss) on investment transactions	359,386,603
Net increase (decrease) in net assets resulting from operations	$ 364,992,799

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2002	2001
Operations: Net investment income (loss)	$ 5,606,196	$ 8,326,871
Net realized gain (loss) on investment transactions	37,747,361	83,042,424
Net unrealized appreciation (depreciation) on investment transactions during the period	321,639,242	(363,439,925)
Net increase (decrease) in net assets resulting from operations	364,992,799	(272,070,630)
Distributions to shareholders from: Net investment income	-	(9,250,133)
Net realized gains	(5,992,069)	(70,333,447)
Fund share transactions: Reinvestment of distributions	72,311	108,174
Cost of shares reacquired	(745,506)	-
Net increase (decrease) in net assets from Fund share transactions	(673,195)	108,174
Increase (decrease) in net assets	358,327,535	(351,546,036)
Net assets at beginning of period	650,553,193	1,002,099,229
Net assets at end of period (including undistributed net investment income of $8,099,620 at June 30, 2002)	$ 1,008,880,728	$ 650,553,193
Other Information
Shares outstanding at beginning of period	50,008,902	49,999,999
Shares issued to shareholders in reinvestment of distributions	5,147	8,903
Shares reacquired	(75,000)	-
Net increase (decrease) in Fund shares	(69,853)	8,903
Shares outstanding at end of period	49,939,049	50,008,902

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2002	2001	2000	1999	1998
Per Share Operating Performance
Net asset value, beginning of period	$ 13.01	$ 20.04	$ 17.72	$ 5.63	$ 13.22
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.17	.05	.04	.07
Net realized and unrealized gain (loss) on investment transactions	7.20	(5.61)	2.27	12.05	(7.66)
Total from investment operations	7.31	(5.44)	2.32	12.09	(7.59)
Less distributions from: Net investment income	-	(.18)	-	-	-
Net realized gains on investment transactions	(.12)	(1.41)	-	-	-
Total distributions	(.12)	(1.59)	-	-	-
Antidilution (dilution) resulting from repurchases and reinvestment of distributions for shares at value	.00[b]	-	-	-	-
Net asset value, end of period	$ 20.20	$ 13.01	$ 20.04	$ 17.72	$ 5.63
Market value, end of period	$ 16.44	$ 10.58	$ 14.06	$ 14.88	$ 6.31
Total Return
Per share net asset value (%)[c]	56.39	(25.01)	13.09	214.74	(57.41)
Per share market value (%)[c]	56.71	(13.16)	(5.46)	135.64	(57.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,009	651	1,002	886	281
Ratio of expenses before expense reductions (%)	1.21	1.24	1.20	1.36	1.38
Ratio of expenses after expense reductions (%)	1.21	1.23	1.19	1.36	1.38
Ratio of net investment income (loss) (%)	.69	1.18	.24	.37	.90
Portfolio turnover rate (%)	18	40	31	10	24

a Based on average shares outstanding during the period.
b Amount is less than $.005 per share.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2002, the exchange rate for Korean Won was U.S. $.00083 to W 1.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss), net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2002, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 8,205,187
Undistributed net long-term capital gains	$ 33,806,369
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 442,743,865

In addition, during the year ended June 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from long-term capital gains	$ 5,992,069

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year-end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $136,376,639 and $172,017,358, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. The value of Hankang Restructuring Fund, which is managed by the Manager, has been excluded from the net assets used to calculate the management fee. For the year ended June 30, 2002, the Manager did not impose a portion of its fee amounting to $53,600, and the portion imposed amounted to $8,055,510 which was equivalent to an annual effective rate of 0.98% of the Fund's average month-end net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended June 30, 2002, the amount charged to the Fund by SISC aggregated $16,000, of which $1,350 is unpaid at June 30, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended June 30, 2002, the amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at June 30, 2002.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 2002, the amount charged to the Fund by SFAC aggregated $376,631, of which $38,929 is unpaid at June 30, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended June 30, 2002 totaled $20,083 and are reflected as interest income on the Statement of Operations.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of June 30, 2002, five of the Fund's holdings had an ownership limit still in place, KT Corp., KT Freetel, Korea Tobacco and Ginseng Corp., LG Home Shopping, Inc. and SK Telecom Co., Ltd., all of which had a foreign ownership limit of 49%.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J. P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended June 30, 2002 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ Loss ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	-	-	-	-	2,078,138
BYC Co., Ltd.	39,530	-	-	-	12,438	1,718,553
Cheil Jedang Corp.	477,342	-	-	-	235,510	9,971,657
Dae Young Packaging Co., Ltd	206,191	963,124	-	-	-	197,107
LG Home Shopping, Inc.	332,900	-	18,994,755	6,314,967	773,866	36,527,681
Nam Yang Dairy Products Co., Ltd.	44,550	-	-	-	25,338	12,116,754
Partners, Inc.	105,579	-	-	-	-	1,396,509
SE Co., Ltd.	636,950	-	-	-	-	1,662,530
Samsung Climate Control Co., Ltd.	827,630	-	-	-	14,246	3,267,866
Samsung Electro- Mechanics Co., Ltd.	807,005	-	10,044,620	3,246,055	313,284	34,859,843
		963,124	29,039,375	9,561,022	1,374,682	103,796,638

* Net of foreign taxes withheld.

H. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended June 30, 2002, the Fund purchased 75,000 shares of common stock on the open market at a total cost of $745,506. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.9%. These shares are held in treasury.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 16, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.12 per share from net long-term capital gains during its year ended June 30, 2002, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $38,678,000 as capital gain dividends for its year ended June 30, 2002, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $2,618,819 and earned $9,201,385 of foreign source income during the year ended June 30, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.18 per share as income earned from foreign sources for the year ended June 30, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Stockholder Meeting Results

A Special Meeting of Stockholders of The Korea Fund, Inc. (the "fund"), was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (then known as Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts 02110. At the meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To approve a new investment advisory, management and administration agreement for the fund with Zurich Scudder Investments, Inc.

	Number of Votes:
For	Against	Withheld/Abstain
33,732,972	1,661,665	96,288

2. To approve a new research and advisory agreement between the fund's investment manager and Zurich Scudder Investments Korea Limited.

	Number of Votes:
For	Against	Withheld/Abstain
33,764,359	1,659,417	67,150

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company )(the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent").

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 1, 2002 the Plan has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Directors and Officers

The following table presents information about each Director of the Fund as of July 10, 2002. Each Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors have been duly elected and qualified.

Non-Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
Robert J. Callander (71)
Director	1996 to present	Retired; Vice Chairman, Chemical Banking Corporation	4	Aramark Corporation (food service); Metropolitan Opera Association; Member, Council on Foreign Relations
Kenneth C. Froewiss (56)
Director	2000 to present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4	None

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
William H. Luers (73)
Director	2001 to present	President and Chief Executive Officer, United Nations Association of the United States of America	4	IDEX Corporation (manufacturer of pumps);
Wickes Lumber Company (building materials);
America Online Latin America (media communications);
The Gilman Foundation;
Rockefeller Brothers Fund (foundation);
Appeal of Conscience Foundation;
Member, Advisory Board, The Trust for Mutual Understanding;
Member, Executive Committee and Board of Directors, East-West Institute

Ronaldo A. da Frota Nogueira (63)
Director	2000 to present	Director and Chief Executive Officer, IMF Editora Ltda. (financial publisher)	4	Brazilian Association of Securities Analysts; Association of Certified International Investment Analysts
Susan Kaufman Purcell (60)
Director	2001 to present	Vice President, Council of the Americas; Vice President, Americas Society	4	Valero Energy Corp.;
Freedom House;
Women's Foreign Policy Group;
Foundation for Management Education in Central America;
Member, Advisory Board, The Inter-American Foundation;
Member, Council on Foreign Relations;
Member, The Economic Club of New York

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
Kesup Yun (57)
Director	1994- 1998, 2001 to present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4	None

Interested Directors[2]
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
Richard T. Hale (56)
Director and Chairman	2002 to present	Managing Director, Deutsche Bank Securities Inc. (formerly DB Alex. Brown LLC) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund
Nicholas Bratt (54)
Director	1984 -1997, 1999 to present	Managing Director, Deutsche Investment Management Americas Inc.	4	Director, Korea Society (private society)

1 Each of the Directors also serves on the Boards of The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc., all of which are closed-end funds that are managed by DeIM.
2 Each Director listed under the heading "Interested Directors" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an employee of Deutsche Asset Management or an affiliate thereof.

The following table presents information about each Officer of the Fund as of July 10, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of Deutsche Asset Management or an affiliate thereof.

Officers
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
Nicholas Bratt (54)
President	1984 to present	Managing Director, Deutsche Asset Management
Judith A. Hannaway (49)
Vice President	1997 to present	Managing Director, Deutsche Asset Management
John J. Lee (44)
Vice President	1994 to present	Managing Director, Deutsche Asset Management
Dong-Wook Park (55)
Vice President	1996 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, Managing Director/CEO, Daewoo Capital Management Co., Ltd.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Gary L. French (51)
Treasurer	April 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (40)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1998 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)
Bruce A. Rosenblum (41)
Vice President and Assistant Secretary	April 2002 to present	Director of Deutsche Asset Management since 2002; prior thereto, Vice President of Deutsche Asset Management 2000-2002; and partner with the law firm of Freedman, Levy, Kroll & Simonds

Notes